UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005 (March 21, 2005)

IASIS HEALTHCARE LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-117362	20-1150104
(State or Other Jurisdiction of	(Commission	(IRS. Employer
Incorporation)	File Number)	Identification No.)

117 Seaboard Lane, Building E
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 844-2747
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     On March 21, 2005, the sole stockholder of IASIS Healthcare Corporation (“IAS”), sole member of IASIS Healthcare LLC (“IASIS LLC”), approved an amendment to the IASIS Healthcare Corporation 2004 Stock Option Plan (the “Plan”) that increased the total number of shares available for issuance under the Plan to 1,610,650. The description of the amendment is qualified by reference to the amendment, a copy of which is filed as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

99.1	First Amendment to IASIS Healthcare Corporation 2004 Stock Option Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC
By:	/s/ W. Carl Whitmer
W. Carl Whitmer
Chief Financial Officer

Date: March 22, 2005

EXHIBIT INDEX

99.1	First Amendment to IASIS Healthcare Corporation 2004 Stock Option Plan.